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Exhibit 99.1

Lehman Brothers
Energy/Power Conference

Donald E. Brandt
[GRAPHIC]	Pinnacle West Capital Corporation
September 3, 2003

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations and we assume no obligation to update these statements or make any further statements on any of these issues, except as required by applicable law.  These forward-looking statements are often identified by words such as “hope,” “may,” “believe,” “anticipate,” “plan,” “expect,” “require,” “intend,” “assume” and similar words.  Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements.  A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by us.  These factors include, but are not limited to, the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona and decisions impacting wholesale competition; the outcome of regulatory and legislative proceedings relating to the restructuring; state and federal regulatory and legislative decisions and actions, including the outcome of the rate case we filed with the ACC on June 27, 2003 and the wholesale electric price mitigation plan adopted by the FERC; regional economic and market conditions, including the results of litigation and other proceedings resulting from the California energy situation, volatile purchased power and fuel costs and the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital and access to capital markets; weather variations affecting local and regional customer energy usage; conservation programs; power plant performance; the successful completion of our generation construction program; regulatory issues associated with generation construction, such as permitting and licensing; our ability to compete successfully outside traditional regulated markets (including the wholesale market); our ability to manage our marketing and trading activities and the use of derivative contracts in our business; technological developments in the electric industry; the performance of the stock market, which affects the amount of our required contributions to our pension plan and nuclear decommissioning trust funds; the strength of the real estate market in SunCor’s market areas, which include Arizona, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond our control.

Pinnacle West Capital Corporation

	•	Largest electric utility in Arizona

[GRAPHIC]	•	Headquartered in Phoenix, Arizona, 6th largest U.S. city

	•	Assets of $9 billion

Core Objectives

Capitalizing on superior growth

Maintaining operational excellence

[GRAPHIC]	Pursuing constructive regulatory outcomes

Maintaining financial strength and liquidity

Managing for long-term shareholder value

Core Objectives

Capitalizing on superior growth

Maintaining operational excellence

[GRAPHIC]	Pursuing constructive regulatory outcomes

Maintaining financial strength and liquidity

Managing for long-term shareholder value

Solid Customer Growth Foundation

Leading 2002 Population Growth States

[GRAPHIC]

1              Nevada

2              Arizona

3              Florida

4              Texas

5              Georgia

6              Colorado

7              Utah

8              Idaho

9              California

10            Oregon

(In Continental United States)

Capitalizing on Superior Customer Growth

Leading 2002 Population Growth States

[GRAPHIC]

APS 2nd in customer growth nationally

APS Service Territory Has Fastest
Growing Cities in U.S.

“Of the top 10 largest cities in the country, Phoenix and San Antonio grew the fastest between 2000 and 2002, at nearly 4%.”

“In addition to being among the five fastest growing cities from 2000 to 2002, Gilbert, Chandler and Peoria, all cities in Maricopa County, Arizona, were among the 10 fastest growing over the last decade.”

Source:  U.S. Census Bureau, July 10, 2003

Superior APS Retail Customer Growth

						Projected
	1998	1999	2000	2001	2002	2003	2004	2005
APS	4.0%	4.2%	4.1%	3.7%	3.1%	3.4%	3.4%	3.5%
Industry Average	1.1%	1.1%	1.1%	1.1%	1.1%	1.1%	1.1%	1.1%

Core Objectives

Capitalizing on superior growth

Maintaining operational excellence

[GRAPHIC]	Pursuing constructive regulatory outcomes

Maintaining financial strength and liquidity

Managing for long-term shareholder value

Maintaining Operational Excellence

Generation

•                  Palo Verde – top U.S. power producer

•                  Strong fossil availability

•                  New plant construction on target

Delivery

•                  High customer growth and satisfaction

•                  Superior reliability

•                  Transmission and distribution expansion to meet growth and sustain reliability

Focusing on Operational Efficiency

Average Customers per Employee

	1998	1999	2000	2001	2002
Average Customers per Employee	133	135	138	138	148

11% Efficiency Improvement

Excelling in Customer Satisfaction

APS 3rd best among 56 electric utilities

Rating
LG&E Energy	115
Salt River Project	114
APS	110
PPL Electric Utilities	110
Oklahoma G&E	109
Allegheny Power	107
Cinergy	107
Florida P&L	107
South Carolina Electric & Gas	107
Southern Company	107
Progress Energy	106
Sacramento Municipal Utiltity District	106
Baltimore G&E	104
MidAmerican Energy	104
Potomac Electric Power Company	104
TXU Energy	104
Xcel Energy — NCE	104
AEP-CSW	103
City Public Serice of San Antonio	103
Energy East	103
FirstEnergy — GPU	103
Public Service Electric & Gas	103
Xcel Energy — NSP	103
Alliant Energy	102
Conectiv	102
Consumers Energy	102
Dominion Virgina Power	102
Duke Power	102
FirstEnergy	102
Kansas City P&L	102
L.A. Dept of Water and Power	102
Tampa Electric	102
AEP-Midwest	101
PacifiCorp	101
Puget Sound Energy	101
Reliant Energy	101
Entergy	100
Illinois Power	100
Ameren	99
Exelon-PECO	99
Dayton P&L	98
Duquesne Light	98
Con Edison	97
Detroit Edison	97
Portland General Electric	97
Southern California Edison	97
National Grid USA	95
Northeast Utilities	95
Westar Energy	95
Pacific Gas & Electric	94
Exelon — ComEd	93
We Energies	93
San Diego Gas & Electric	91
Sierra Pacific Resources	89
Long Island Power Authority	88
NSTAR Electric	87

Source:  J.D. Power & Associates

2003 Electric Utility Residential Customer Satisfaction Survey (56 Companies)

Managing Market Risks

•                  Optimize the economic use of APS’ generation and transmission assets

•                  Effectively manage load, generation, fuel, and purchased power risks

•                  Maintain disciplined credit risk management approach

Core Objectives

Capitalizing on superior growth

Maintaining operational excellence

[GRAPHIC]	Pursuing constructive regulatory outcomes

Maintaining financial strength and liquidity

Managing for long-term shareholder value

APS Regulatory Strategy

•                  Relationships built on consistency, accountability, performance and trust

•                  Strong presentation of APS position

•                  Focus on reliability issue

•                  Settlement opportunities

General Rate Case

Key Provisions

•                  9.8% ($175 million) annual rate increase

•                  Rate base treatment of 1,800 MW of PWEC Arizona assets

•                  Recovery of previous $234 million write-off

Changes in Consumer Price Index and
APS Prices Since 1991

	CPI	APS
‘91	0%	0%
‘92	3%	0%
‘93	6%	0%
‘94	9%	-3%
‘95	12%	-3%
‘96	15%	-6%
‘97	18%	-7%
‘98	20%	-8%
‘99	22%	-9%
‘00	26%	-11%
‘01	30%	-12%
‘02	32%	-14%
‘03	35%	-15%
‘04	38%	-6%

Average Southwestern U.S.
Residential Price Ranking*

(cents)/KWH
PPW	6.60
SRP	7.63
PNM	8.58
APS	8.68
TEP	8.79
NPC	9.33
EE	10.60
PG&E	13.31
SCE	13.53
SDG&E	14.34

* As of December 31, 2002

Unweighted average 9.19

General Rate Case

Key Provisions

•                  9.8% ($175 million) annual rate increase

•                  Rate base treatment of 1,800 MW of PWEC Arizona assets

•                  Recovery of previous $234 million write-off

PLANNING FOR GROWTH AND RELIABILITY

APS SYSTEM LOAD AND RESOURCES

2003 - 2013

APS’ peak system requirement, plus 15% reserve margin

•      Approximately 6,500 MW in 2003, growing relatively evenly to approximately 9,500 MW in 2013.

Existing APS capacity

•      Approximately 4,800 MW annually in 2003 through 2006

•      Approximately 4,500 MW annually in 2007 through 2013

PWEC Assets & Track B

•      PWEC approximately 1,700 MW annually in 2003 through 2013

•      Track B approximately 150 MW annually through 2005

Resource deficit

•      Approximately zero in 2003, growing to approximately 3,200 MW in 2013.

•      Represents difference between peak system requirement (including 15% reserve) and total resources provided by existing APS capacity, PWEC assets and Track B

General Rate Case Milestones

[CHART]

Filing	June 2003
Discovery	August 2003-April 2004
Testimony	January-March 2004
Hearing	Begins April 7, 2004
Briefing
Proposed Order
Final Order

Core Objectives

Capitalizing on superior growth

Maintaining operational excellence

[GRAPHIC]	Pursuing constructive regulatory outcomes

Maintaining financial strength and liquidity

Managing for long-term shareholder value

Maintaining Financial Strength & Liquidity

Parent Company Debt Repayment Plans

2003		2004
Sources*		Sources*
•	$500M intercompany loan to APS (completed)	•	$80 - $100M SunCor asset sales
•	$80-$100M SunCor asset sales	•	$100M Southern Nevada Water Authority

Uses		Uses
•	$225M bridge debt (completed)	•	$215M senior notes
•	$250M floating rate notes (completed)
•	$25M private placement

* Short term borrowings and $390M shelf are available as needed

2003 CONSOLIDATED CASH FLOW*

Total sources — approximately $1.2 billion.

Cash from operations — approximately 55-60%

Long-term financing — approximately 40-45%

Total requirements — approximately $1.2 billion.

Capital expenditures — approximately 55-60%

Debt repayments — approximately 25-30%

Common dividends — approximately 13%

*Projected

2004 CONSOLIDATED CASH FLOW*

Total sources — approximately $1.1 billion.

Cash from operations — approximately 60-65%

Long-term financing — approximately 35-40%

Total requirements — approximately $1.1 billion.

Capital expenditures — approximately 40-45%

Debt repayments — approximately 45-50%

Common dividends — approximately 14%

*Projected

Balancing Financial Strength & Growth

	Consolidated Debt Ratio*

2001	2002	2005
59%	58%	50%

Capital Expenditures ($ Millions)
			Projected
	2001	2002	2003	2004	2005
Delivery	354	369	273	289	354
APS Generation	117	132	123	108	169
PWEC Generation	533	374	259	41	21
Other	45	109	22	13	20
Total	1,049	984	677	451	564

* Includes Palo Verde sale/leaseback

Core Objectives

Capitalizing on superior growth

Maintaining operational excellence

[GRAPHIC]	Pursuing constructive regulatory outcomes

Maintaining financial strength and liquidity

Managing for long-term shareholder value

Consolidated Earnings Drivers
2003 and 2004

	2003 vs. 2002	2004 vs. 2003
Retail growth	+	+
Regulatory asset amortization	+	+
SunCor	+	+/–
EITF 02-03	+	flat
Cost reduction initiatives	+	+
Higher gas and purchased power costs	–	–
Pension and other O&M costs	–	–
Marketing and trading	–	flat
Unregulated generation	–	–
General rate case outcome	n/a	?
Weather, inflation and other	+/–	+/–
2002 non-recurring items	+	n/a

Creating Long-Term Shareholder Value

Top Dividend Growth 1998 - 2002

5 yr CAGR
Pinnacle West Capital	7.20%
Energy East Corporation	6.50%
PP&L Resources, Inc.	5.30%
Vectren Corporation	4.40%
FPL Group, Inc.	3.90%
NiSource Inc.	3.90%
TECO Energy, Inc.	3.80%
Pub. Svc. Enterprise Group	2.90%
NSTAR	2.80%
Cleco Corporation	2.60%
WPS Resources Corp.	2.00%
Allete	1.50%
Consolidated Edison Co of NY	1.10%
Southern Company	1.10%
DPL Incorporated	0.70%
Great Plains Energy	0.50%
Hawaiian Electric Indus.	0.30%
CH Energy Group	0.20%
Ameren Corporation	0.00%
American Electric Power	0.00%
Cinergy Corporation	0.00%
Dominion Resources	0.00%
DTE Energy	0.00%
Duke Energy	0.00%
FirstEnergy Corporation	0.00%
Idacorp	0.00%
KeySpan Energy	0.00%
OGE Energy	0.00%
Public Svc. Of New Mexico	0.00%
Unisource	0.00%
Exelon Corp.	—0.40%
Progress Energy, Inc.	—2.90%
SCANA Corporation	—3.00%
Entergy Corporation	—4.90%
DQE Incorporated	—7.00%
Sempra Energy	—8.50%
Pepco Holdings, Inc.	—9.60%
CMS Energy	—9.70%
Constellation Energy Group	—10.20%
Westar Energy	—10.60%
Puget Sound Power & Light	—11.50%
Xcel Energy	—11.90%
Wisconsin Energy Corp.	—12.30%
Alliant Energy	—12.90%
Centerpoint Energy	—16.00%
Avista Corporation	—17.30%
TXU Corp.	—25.60%
Allegheny Energy, Inc.	—100.00%
Dynegy	—100.00%
Edison International	—100.00%
PG&E	—100.00%
Sierra Pacific Resources	—100.00%

Pinnacle West
Managing for the Future

•                  A vertically integrated utility in a high-growth market area

•                  Sustaining exceptional operational performance

•                  Managing risk in changing energy markets

•                  While remaining adept and agile in a dynamic regulatory environment

[GRAPHIC]

Pinnacle West Capital Corporation